Exhibit 99.1



                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

1) the Company's Annual Report on Form 11-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition of the Plan.



                                    ____________________________
                                    Bruce C. Anderson
                                    Vice President, signing in the
                                    capacity of Chief Executive Officer


Dated: June 30, 2003

A signed original of this written statement required by Section 906 has been provided to Allmerica Financial Corporation and will be retained by Allmerica Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.